Exhibit 99.1

TCF Financial Corporation

Second Quarter 2006 Investor Presentation

The leader in convenience banking

1.)           Corporate Profile

At June 30, 2006

•                             $14.2 billion financial holding company headquartered in Minnesota

•               43rd largest¹ U.S. based bank by asset size

•               38th largest¹ based on market cap

•                             455 bank branches, 136 branches opened since January 1, 2001

•                             1,713 ATMs free to TCF customers; 1,210 off-site

•                             11th largest issuer of VISA® Classic debit cards2

•                             18th largest bank-owned equipment finance/leasing company in the U.S.3

•                             ROA4 1.82%;  ROE4 25.80%;  ROTE4,5 30.83%

•                             1,658,815 checking accounts

¹ Source:  CapitalBridge; 3/31/06

2  Source: VISA; 1Q06; ranked by sales volume

3 Source: Equipment Leasing Association; 7/06

4 Annualized

5 Excludes the impact of intangibles (see reconciliation slide in the appendix)

2.)                                  Corporate Profile

•                             Bank branches located in six states

	At 6/30/06	At 1/1/01
Traditional	191	132
Supermarket	255	213
Campus	9	7
Total	455	352

	At 6/30/06	At 1/1/01
Minnesota	106	84
Illinois	202	167
Michigan	62	56
Colorado	44	12
Wisconsin	35	32
Indiana	6	1
Total	455	352

3.)           What Makes TCF Different

•                             Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services:

•               Open seven days a week, 364 days/year

•               Traditional, supermarket and campus branches

•               Free ATMs to TCF customers

•               Debit cards

•               Gift cards

•               Phone banking

•               TCF Totally Free OnlineSM banking

•                             De Novo Expansion

TCF is increasing its market share through de novo expansion:

•               Opening new branches

•               Starting new businesses

•               Offering new products and services

4.)           What Makes TCF Different

•                             Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial real estate and business loans, and leasing and equipment finance) and Power Liabilities® (checking, savings, money market and certificates of deposit accounts) are growing and contribute a high percentage of TCF’s profits.

•                             Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

5.)           Share Repurchase Program

•                             Repurchased 2,900,000 shares of common stock during the first six months of 2006 at an average cost of $25.47 per share

•                             At 6/30/06, 3.8 million shares remain available to purchase under board authorizations

6.)                                  Return of Net Income to Stockholders
($ millions)

	Net	Stock	Dividends		% of Net
	Income	Repurchase	Paid	Total	Income

2002	$ 232.9	$ 148.0	$ 86.5	$ 234.5	101%
2003	215.9	150.4	93.0	243.4	113
2004	255.0	116.1	104.0	220.1	86
2005	265.1	93.5	114.5	208.0	78
2006¹	125.3	73.9	61.1	135.0	108
Total	$ 1,094.2	$ 581.9	$ 459.1	$ 1,041.0	95%

¹                Year-to-date

7.)                                  Consumer Home Equity Lending +16%*
($ millions)

	12/02	12/03	12/04	12/05	6/06

Total	$ 2,955	$ 3,588	$ 4,382	$ 5,149	$ 5,539

*             Twelve-month growth rate

8.)                                  Consumer Home Equity Loans

At June 30, 2006

•                             77% amortizing loans, 23% lines of credit

•                             64% are 1st mortgages, 36% are 2nd mortgages

•                             70% fixed rate and 30% variable rate (prime based)

•                             Average home value of $234,204

•                             Yield 7.45%

•                             Over-30-day delinquency rate .35%¹

•                             Net charge-offs: 2006 = ..10%², 2005 = .10%, 2004 = .09%

•                             Average FICO score 720

¹                Excludes non-accrual loans

²                Annualized

9.)                                  Commercial Lending +11%*
($ millions)

	12/02	12/03	12/04	12/05	6/06

Commercial Business	$ 440.1	$ 427.7	$ 424.1	$ 435.2	$ 543.3
Commercial Real Estate	1,835.8	1,916.7	2,154.4	2,297.5	2,411.0

Total	$ 2,276	$ 2,344	$ 2,579	$ 2,733	$ 2,954

*             Twelve-month growth rate

10.)                           Commercial Loans

At June 30, 2006

•                             Commercial real estate

•       23% retail services

•       20% apartment loans

•       4% hotel loans

•                             Commercial business — $543 million

•                             Yield 6.77%

•                             Over-30-day delinquency rate .01%¹

•                             Net charge-offs/(recoveries): 2006 = .03%², 2005 = (.08)% , 2004 = .03%

•                             Approximately 99% of all commercial loans secured

•                             CRE location mix: 94% Midwest, 6% Other

¹                Excludes non-accrual loans

²                Annualized

11.)                           Leasing and Equipment Finance¹ +21%*
($ millions)

	12/02	12/03	12/04	12/05	6/06

Leasing and Equipment Finance	$ 1,047	$ 1,162	$ 1,389	$ 1,560	$ 1,744

¹                Includes operating leases

*             Twelve-month growth rate

12.)                           Leasing and Equipment Finance

At June 30, 2006

•                             37th largest equipment finance/leasing company in the U.S.¹

•                             18th largest bank-owned equipment finance/leasing company in the U.S.²

•                             Equipment type

•       35% manufacturing and construction

•       18% specialty vehicle

•       14% medical

•       13% technology and data processing

•       20% other

•                             Yield 7.37%

•                             YTD originations: 2006 = $530.2 million, 2005= $380.5 million

•                             Uninstalled backlog of $277.5 million; up $28 million from year-end 2005

•                             Over-30-day delinquency rate .42%³

•                             Net charge-offs: 2006 = .32%4, 2005 = 1.50%5, 2004 = .43%

¹                Source: Equipment Leasing Association; 6/06

²                Source: Equipment Leasing Association; 7/06

3               Excludes non-accrual loans and leases

4               Annualized

5               Net charge-offs excluding leveraged lease were .18%

13.)                           Allowance for Loan & Lease Losses
($ millions)

	12/02	12/03	12/04	12/05		6/06

Allowance for Loan & Lease Losses	$ 77.0	$ 76.6	$ 79.9	$ 60.4		$ 59.2
Net Charge-offs (NCO)	$ 20.0	$ 12.9	$ 9.5	$ 24.5		$ 5.8

As a % of Loans & Leases:
Allowance	.95%	.92%	.85%	.59%		.54%
NCO	.25%	.16%	.11%	.25%	¹	.11%	²
Coverage Ratio	3.8X	5.9X	8.4X	2.5X		5.1X	²

¹                Net charge-offs excluding leveraged lease were .06%

²                Annualized

14.)                           Delinquencies (Over 30-Day)1

	12/02	12/03	12/04	12/05	6/06

Delinquencies (percent)	.57%	.47%	.37%	.43%	.32%

Delinquencies ($ millions)	$ 46.3	$ 38.7	$ 34.4	$ 43.6	$ 34.6

1               Excludes non-accrual loans and leases

15.)                           Non-Performing Assets
($ millions)

	12/02	12/03	12/04	12/05	6/06

Non-Accrual Loans and Leases	$ 43.6	$ 35.4	$ 46.9	$ 29.7	$ 25.1
Real Estate Owned	26.6	33.5	17.2	17.7	26.0
Total	$ 70.2	$ 68.9	$ 64.1	$ 47.4	$ 51.1

Reserves/NAs:	176%	216%	170%	204%	236%
NPAs/Assets:	.58%	.61%	.52%	.35%	.36%

16.)                           Checking Accounts +7%*
(000s)

	12/02	12/03	12/04	12/05	6/06

Supermarket Branches	549	608	652	678	700
Traditional & Campus Branches	789	836	883	925	959

Total	1,338	1,444	1,535	1,603	1,659

*             Year-to-date growth rate (annualized)

17.)                           Banking Fees and Other Revenue¹ +7%*
($ millions)

	2002	2003	2004	2005	2006

First Quarter	$ 72.7	$ 82.1	$ 87.7	$ 88.2	$ 94.4
Second Quarter	84.7	92.8	104.5	100.1	106.7
Third Quarter	87.7	94.3	103.0	104.7	-
Fourth Quarter	91.3	90.8	99.1	101.1	-

Total	$ 336	$ 360	$ 394	$ 394	$ 201

¹                Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*             Year-to-date growth rate (‘06 vs. ‘05)

18.)                           Retail Checking Deposits +9%*
($ millions)

	12/02	12/03	12/04	12/05	6/06

Supermarket Branches	$ 695	$ 829	$ 1,000	$ 1,125	$ 1,174
Traditional & Campus Branches	1,903	2,146	2,565	2,815	2,863

Total	$ 2,598	$ 2,975	$ 3,565	$ 3,940	$ 4,037

Average Rate:	.05%	.01%	.22%	.74%	.86%

*                    Twelve-month growth rate

19.)                           Total Deposits +12%*
Quarterly Average Balances
($ millions)

	6/30/06	6/30/05
Non-interest bearing checking	$ 2,360	$ 2,379
Premier checking	1,001	580
Other int. bearing checking	894	1,075
Subtotal	4,255	4,034
Premier savings	856	346
Other savings	1,452	1,697
Subtotal	2,308	2,043
Money market	611	634
Certificates	2,250	1,708
Total	$ 9,424	$ 8,419

Average Rate:	1.97%	.98%

*                    Annual growth rate

20.)                           Premier Checking & Savings Deposits + 101%*
Quarterly Average Balances
($ 000s)

	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06

Premier Savings	$ 346	$ 437	$ 640	$ 780	$ 856
Premier Checking	580	695	828	938	1,001
Total	$ 926	$ 1,132	$ 1,468	$ 1,718	$ 1,857

Average Rate:	2.21%	2.87%	3.27%	3.38%	3.57%
1 month LIBOR spread	(.90)	(.73)	(.90)	(1.23)	(1.52)

*                    Twelve-month growth rate

21.)                           Card Revenue +18%*
($ millions)

	2002	2003	2004	2005	2006

First Quarter	$ 10.2	$ 13.2	$ 13.5	$ 17.6	$ 21.3
Second Quarter	11.8	14.8	16.0	19.8	22.9
Third Quarter	12.1	12.9	16.3	21.0	-
Fourth Quarter	13.1	12.1	17.7	21.4	-

Total	$ 47.2	$ 53.0	$ 63.5	$ 79.8	$ 44.2

Sales Volume:	$ 3,216	$ 3,899	$ 4,735	$ 5,673	$ 3,157	¹

Avg. Off-line Interchange Rate:	1.55%	1.43%	1.40%	1.43%	1.42%	¹

*                    Year-to-date growth rate (‘06 vs. ‘05)

¹                       Year-to-date

22.)                           Card Revenue

•                             11th largest issuer of VISA® Classic debit cards¹

•                             15th largest issuer of VISA® Commercial debit cards¹

•                             20th largest overall issuer of VISA® cards¹

•                             17% increase in sales volume²

•                             Number of active accounts up 44,150, or 6%², to 805,382

•                             16.6 transactions per month on active cards, up 9%²

1                      Source: VISA; 1Q06; ranked by sales volume

2                      2Q06 vs. 2Q05

23.)                           Small Business Checking Deposits
($ millions)

	12/02	12/03	12/04	12/05	6/06

Small Business Checking Deposits	$ 380	$ 461	$ 546	$ 607	$ 617

# of Accounts	91,385	102,557	113,605	122,956	130,314

24.)                           Small Business Services and Products

At June 30, 2006

•                             $617 million in 0% interest checking account deposits

•                             Small business loans up to $500,000; small business administration loans up to $150,000; home equity loans up to $500,000

•                             86,440 TCF Business Check CardsSM

•                             Introduced TCF Miles Plus Business Check Card SM loyalty program in April 2005

•                             TCF Personal Pay Day® - employee benefit package (checking, savings, loan discounts, etc.) through participating businesses

25.)                           Total New Branches
Branches opened since January 1, 2001

	12/01	12/02	12/03	12/04	12/05	6/06	12/06 Projected

Supermarket Branches	20	35	40	51	58	61	64
Traditional and Campus Branches	5	17	31	50	71	75	89
Total	25	52	71	101	129	136	153

# of Branches Opened	27	27	19	30	28	7	24
Percent of Total	7%	13%	18%	23%	28%	30%	32%

26.)                           New Traditional Branch Model - Net Income
($ 000s)

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
Net Income[1]	$(386)	$(103)	$ (5)	$ 182	$ 237	$ 355	$ 417	$ 450	$ 556	$645

Traditional branch capital expenditure $3.5 million

1                      Includes deposits and consumer lending

27.)                           New Branch Total Deposits +79%*
Branches opened since January 1, 2001
($ millions)

	12/01	12/02	12/03	12/04	12/05	6/06
Deposits	$24	$142	$238	$442	$980	$1,246

*                    Twelve-month growth rate

28.)                           New Branch Total Checking Accounts +35%*
Branches opened since January 1, 2001
(000s)

	12/01	12/02	12/03	12/04	12/05	6/06

Checking Accounts	29	60	103	158	214	252

*                    Twelve-month growth rate

29.)                           New Branch Banking Fees & Other Revenue¹ +38%*
Branches opened since January 1, 2001
($ millions)

	2001	2002	2003	2004	2005	2006

First Quarter	$-	$1.1	$3.1	$6.3	$10.9	$15.4
Second Quarter	0.1	1.7	4.2	9.9	13.8	18.6
Third Quarter	0.3	2.1	4.9	10.6	15.0	-
Fourth Quarter	0.8	2.9	5.5	11.2	15.3	-

Total	$1.2	$7.8	$17.7	$38.0	$55.0	$34.0

¹                       Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*                    Twelve-month growth rate

30.)                           New Branch Consumer Loans +46%*
Branches opened since January 1, 2001
($ millions)

	12/01	12/02	12/03	12/04	12/05	6/06

Consumer Loans	$9	$62	$156	$305	$459	$553

*                    Twelve-month growth rate

31.)                           Campus Banking

At June 30, 2006

•                   Alliances with the University of Minnesota and University of Michigan plus nine other colleges, including the latest agreements with DePaul University in Chicago, Milwaukee Area Technical College and Northern Michigan University

•                   Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•                   94,955 total checking accounts

•                   $166.5 million in total deposits

32.)                           New Products and Services

•                   TCF Visa® Gift Card

•                   Merchant Gift Cards

•                   TCF MILES PLUS SM Card Loyalty Programs

•       Premier (Retail)

•       Small Business

•                   TCF Check CashingSM and Money Transfers

•                   Electronic Statement Delivery

•                   TCF Express Check Conversion

•                   TCF Express Remote Deposit

•                   Medical Equipment Leasing

33.)                           Financial Highlights

34.)                           Dividend History

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

Dividends Paid	$.18	$.23	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.85	$.46	²

Dividend Payout Ratio:	30%	28%	35%	36%	35%	37%	37%	43%	40%	43%	48%

10-year compounded annual growth rate of 18% is the 5th highest among the 50 largest banks in the country¹

¹                       Source:  CapitalBridge

²                       Year-to-date

35.)                           Financial Highlights
($ millions, except per-share data)

	Year-to-Date
	2006	2005	Change
Net Interest Income	$266.6	$260.3	2.4%
Fees & Other Revenue:
Banking	201.1	188.2	6.9
Other	40.0	31.8	25.7
Total Fees and Other Revenue	241.1	220.0	9.6
Gains on Sales of Securities	-	9.7	(100.0)
Total Non-Interest Income	241.1	229.7	5.0
Total Revenue	507.7	490.0	3.6
Provision for Credit Losses	4.6	(2.0)	N.M.
Non-Interest Expense	322.0	298.2	8.0
Net Income	125.3	134.1	(6.6)

Diluted EPS	$.96	$1.00
ROA[1]	1.82%	2.13%
ROE[1]	25.80%	28.74%
ROTE[1,2]	30.83%	34.66%

1                      Annualized

2                      Excludes the impact of intangibles (see reconciliation slide in Appendix)

N.M.  Not Meaningful

36.)                           Significant Financial Items
($000s)

	Year-to-date
	2006	2005	Change
Mortgage-backed Securities Gains	$—	$9,676	$(9,676)
Building Sales	2,928	6,193	(3,265)
Sale of Mortgage Servicing Rights	1,601	—	1,601
Total Asset Sale Gains	4,529	15,869	(11,340)

Commercial Loan Recovery	—	3,322	(3,322)
Total, pre-tax	$4,529	$19,191	$(14,662)

Favorable Tax Adjustments	$4,144	$5,201	$(1,057)

Total, after-tax	$7,173	$17,963	$(10,790)

Impact on Diluted EPS	$0.05	$0.13	$(0.08)

37.)                           Power ProfitsSM
Average Balance ($ millions)
Profit center net income ($ 000s)

		YTD 2006
	Balance	Net Income	%
Commercial Lending	$2,839	$12,040	10%
Consumer Lending	5,349	24,093	19
Leasing and Equipment Finance	1,579	17,256	14
Total Power Assets®	$9,767	53,389	43

Traditional and Campus Branches (200)	$7,268	41,968	33
Supermarket Branches (255)	2,030	18,141	14
Total Power Liabilities®	$9,298	60,109	47
Total Power Assets & Liabilities		113,498	90
Equity and Other		11,785	10
Net Income		$125,283	100%

38.)                           Return to Stockholders¹ + 18%*

		SNL All
Period Ending	TCF	Bank & Thrift	S&P 500
6/86	$100.00	$100.00	$100.00
6/87	$85.05	$110.34	$128.15
6/88	$76.64	$107.02	$119.30
6/89	$105.59	$130.55	$143.82
6/90	$76.26	$119.91	$167.53
6/91	$117.56	$138.76	$179.92
6/92	$225.27	$203.06	$204.05
6/93	$295.36	$244.55	$231.86
6/94	$304.72	$254.81	$235.12
6/95	$438.69	$288.03	$296.42
6/96	$627.69	$387.24	$373.49
6/97	$950.69	$604.53	$503.09
6/98	$1,156.51	$852.23	$654.83
6/99	$1,122.13	$886.04	$803.85
6/00	$1,066.08	$781.22	$862.12
6/01	$1,970.79	$1,010.73	$734.26
6/02	$2,136.98	$990.75	$602.18
6/03	$1,784.08	$1,062.82	$603.70
6/04	$1,672.97	$1,231.18	$719.07
6/05	$2,450.77	$1,318.41	$764.54
6/06	$2,590.40	$1,444.61	$830.52

¹                       Assumes $100 invested June 18, 1986 with dividends reinvested

*                    Annualized return since June 18, 1986

Source:  SNL Financial, LC and S&P

39.)                           Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance.  In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans and are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; an inability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks,etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches;  changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments; adverse findings in tax audits or regulatory examinations; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values; imposition of vicarious liability on TCF as lessor in its leasing operations; denial of insurance coverage for claims made by TCF; technological, computer-related or operational difficulties or loss or theft of information; adverse changes in securities markets; and results of litigation, including reductions in card revenues resulting from litigation brought by various merchants or merchant organizations against Visa; or other significant uncertainties.  Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company.

40.)                           NYSE: TCB
The Leader In Convenience Banking

Stock Price Performance

(In Dollars)

Year Ending	Stock Price	Dividends Paid
12/95	$8.28	$.15
12/96	$10.88	$.18
12/97	$16.97	$.23
12/98	$12.09	$.31
12/99	$12.44	$.36
12/00	$22.28	$.41
12/01	$23.99	$.50
12/02	$21.85	$.58
12/03	$25.68	$.65
12/04	$32.14	$.75
12/05	$27.14	$.85
6/06	$26.45	$.92	*

*                    Annualized

41.)                           Appendix

42.)                           Risk-Based Capital
($ millions)

	12/02	12/03	12/04	12/05	6/06

Actual	$851	$842	$959	$1,050	$1,138
Minimum Requirement	$622	$628	$705	$786	$818
Well Capitalized Requirement	$777	$785	$881	$983	$1,023

Tier 1:	9.96%	9.75%	9.12%	8.79%	8.58%
Total:	10.95%	10.73%	10.88%	10.68%	11.12%
Excess¹:	$73.6	$57.4	$77.4	$66.8	$114.8

1                      Excess over “well-capitalized” requirement

43.)                           Net Charge-offs by Business Line

					YTD¹
	2002	2003	2004	2005	2006

Consumer	.15%	.10%	.08%	.11%	.10%
Commercial real estate	.12	.07	.02	-	.01
Commercial business	1.35	.18	.04	(.51)	.14
Leasing and equipment finance²	.80	.69	.43	1.50	.32
Residential real estate	-	.01	.01	.01	.02
Total	.25	.16	.11	.25	.11

¹                       Annualized

²                       NCO’s excluding leveraged lease were .18% for 2005

44.)                           Diluted EPS

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006¹

Diluted EPS	$.60	$.84	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.86	$2.00	$.96

¹                       Year-to-date

45.)                           Net Income
($ millions)

	2002	2003	2004	2005	2006¹

First Quarter	$56.3	$60.1	$60.7	$63.5	$58.2
Second Quarter	58.0	60.3	65.2	70.6	67.1
Third Quarter	58.9	36.0	61.7	65.5	-
Fourth Quarter	59.8	59.5	67.4	65.5	-

Total	$233	$216	$255	$265	$125

¹                       Year-to-date

46.)                           Net Interest Income
($ millions)

	2002	2003	2004	2005	2006

First Quarter	$124.5	$122.4	$118.4	$129.1	$131.2
Second Quarter	124.3	119.8	122.4	131.3	135.4
Third Quarter	123.8	119.9	124.5	128.1	-
Fourth Quarter	126.6	119.1	126.5	129.3	-

Total	$499	$481	$492	$518	$267

Net Interest Margin:	4.71%	4.54%	4.54%	4.46%	4.23%	¹

¹                       Year-to-date (annualized)

47.)                           Reconciliation of GAAP to Non-GAAP Measures¹
($ 000s)

	Year-to-date
	2006	2005

Computation of Return on Equity (ROE):
Net income, as reported	$125,283	$134,106
Average stockholders’ equity, as reported	$971,051	$933,286

Return on equity	25.80%	28.74%

Computation of Return on Tangible Equity (ROTE):
Net income	$125,283	$134,106
Amortization of deposit based intangibles, net of any related tax effect	529	536
Net income, adjusted	$125,812	$134,642

Average stockholders’ equity	$971,051	$933,286
Average goodwill	152,599	152,599
Average deposit base intangible	2,173	3,826
Average tangible equity	$816,279	$776,861

Return on tangible equity (ROTE)	30.83%	34.66%

¹                       In contrast to GAAP-basis measures, ROTE excludes the after-tax effect of goodwill and deposit base intangible assets both in the income statement and balance sheet.  This allows management to review core operating results and core capital position of the Company.  This is consistent with the treatment by bank regulatory agencies which exclude goodwill and deposit base intangible assets from their calculation of risk-based capital.

Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net income available to common shareholders divided by weighted-average common and common equivalent shares outstanding during the period (diluted EPS).

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing and businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

Return on Average Tangible Common Equity (ROTE)

Annualized net income (excluding the after-tax effect of goodwill and deposit base intangible assets amortization) divided by average tangible common stockholders’ equity for the period.

Tangible Common Stockholders’ Equity

Common stockholders’ equity less goodwill and deposit base intangible assets.